ServiceNow Reports Third Quarter 2021 Financial Results

•Subscription revenues of $1,427 million in Q3 2021, representing 31% year-over-year growth, 30% adjusted for constant currency
•Current remaining performance obligations of $5.0 billion as of Q3 2021, representing 32% year-over-year growth, 32% adjusted for constant currency
•1,266 total customers with over $1 million in annual contract value, representing 25% year-over-year growth

SANTA CLARA, Calif. - October 27, 2021 - ServiceNow (NYSE: NOW), the leading digital workflow company making work, work better for people, today announced financial results for its third quarter ended September 30, 2021, with subscription revenues of $1,427 million in Q3 2021, representing 31% year-over-year growth, 30% adjusted for constant currency.

As of September 30, 2021, current remaining performance obligations (“cRPO”), contract revenue that will be recognized as revenue in the next 12 months, was $5.0 billion, representing 32% year-over-year growth and 32% adjusted for constant currency. The company now has 1,266 total customers with more than $1 million in annual contract value, representing 25% year-over-year growth in customers.

“We reported another significant beat and raise quarter in Q3,” said ServiceNow President and CEO Bill McDermott. “Leaders recognize their technology architecture is their business architecture. As this digital transformation market is accelerating, ServiceNow’s platform is creating unmatched customer and employee experiences. We remain hungry and humble in our pursuit of becoming the defining enterprise software company of the 21st century. Our focus is on value creation for our stakeholders by making the world work better for everyone.”

ServiceNow CFO Gina Mastantuono said, “Q3 was another fantastic quarter with continued outperformance across all of our growth and profitability guidance metrics. The consistency of our results exemplifies the strength of our product portfolio and the team’s focus on building deep customer relationships. We are well positioned as the workflow standard on our journey to becoming a $15+ billion revenue company.”

During the quarter, ServiceNow delivered the Now Platform Rome release, including hundreds of innovations to help companies workflow the biggest challenges of the hybrid work era and scale automation and app development across the enterprise. ServiceNow deepened its strategic partnership with Microsoft to integrate Employee Center directly with Teams and expand investments in co-innovation and go-to-market efforts. The company completed the acquisitions of Swarm64, a leader in database performance and scale, and Mapwize, an indoor-mapping and wayfinding company. ServiceNow also recently announced a strategic partnership with process mining market leader Celonis to help companies maximize the impact and return on their digital transformation investments. Furthering its vision to workflow a better world, the company accelerated its global commitment to achieve Net-Zero greenhouse gas emissions by 2030 and introduced a new integrated ESG solution that helps companies activate ESG strategies, programs, and initiatives, from enhancing diversity and inclusion and reducing carbon emissions to enabling business resilience.

Third Quarter 2021 GAAP and Non-GAAP Results:

The following table summarizes our financial results for the third quarter 2021:

	Third Quarter 2021 GAAP Results		Third Quarter 2021 Non-GAAP Results(1)
	Amount ($ millions)	Year/Year Growth (%)	Amount ($ millions)	Year/Year Growth (%)	Adjusted Amount ($ millions)(2)	Adjusted Year/Year Growth (%)
Subscription revenues	$1,427	31%			$1,416	30%
Professional services and other revenues	$85	39%			$84	38%
Total revenues	$1,512	31%			$1,500	30%

Subscription billings			$1,380	28%	$1,365	26%
Professional services and other billings			$84	42%	$83	41%
Total billings			$1,465	29%	$1,450	27%

	Amount ($ billions)	Year/Year Growth (%)			Adjusted Amount ($ billions)(2)	Adjusted Year/Year Growth (%)
cRPO	$5.0	32%			$5.0	32%
RPO	$9.7	34%			$9.7	34%

	Amount ($ millions)	Margin (%)	Amount ($ millions)	Margin (%)
Subscription gross profit	$1,163	81%	$1,213	85%
Professional services and other gross profit (loss)	($1)	(1%)	$14	17%
Total gross profit	$1,162	77%	$1,227	81%
Income from operations	$74	5%	$391	26%
Net cash provided by operating activities	$320	21%
Free cash flow			$228	15%

	Amount ($ millions)	Earnings per Basic/Diluted Share ($)	Amount ($ millions)	Earnings per Basic/Diluted Share ($)
Net income	$63	$0.32/ $0.31	$314	$1.58/ $1.55

(1)We report non-GAAP financial measures in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of non-GAAP measures, and the table entitled “GAAP to Non-GAAP Reconciliation” for a reconciliation of GAAP to non-GAAP measures.
(2)Non-GAAP adjusted subscription revenues, professional services and other revenues, total revenues and professional services and other billings, cRPO and RPO are adjusted for constant currency. Non-GAAP adjusted subscription billings and total billings are adjusted for constant currency and constant billings duration. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of non-GAAP measures, and the table entitled “GAAP to Non-GAAP Reconciliation” for a reconciliation of GAAP to non-GAAP measures.

Note: Numbers rounded for presentation purposes.

Financial Outlook

Our guidance includes GAAP and non-GAAP financial measures.

The following table summarizes our guidance for the fourth quarter 2021:

	Fourth Quarter 2021 GAAP Guidance		Fourth Quarter 2021 Non-GAAP Guidance(1)
	Amount ($ millions)(2)	Year/Year Growth (%)	Amount ($ millions)(2)	Year/Year Growth (%)
Subscription revenues	$1,515 - $1,520	28%
Note: Includes negative impact of foreign currency of $1 million
Subscription billings			$2,305 - $2,310	26%
Note: Includes negative impact of foreign currency of $2 million Includes negative impact of billings duration of $7 million

cRPO		27%
Note: Includes negative impact of foreign currency of 150 bps
				Margin (%)
Income from operations				22%

			Amount (millions)
Weighted-average shares used to compute diluted net income per share			203

(1)We report non-GAAP financial measures in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of non-GAAP measures, and the table entitled “Reconciliation of Non-GAAP Financial Guidance” for a reconciliation of GAAP to non-GAAP measures.
(2)Guidance for GAAP subscription revenues and non-GAAP subscription billings is based on September 2021 foreign exchange rates for entities reporting in currencies other than U.S. Dollars

The following table summarizes our guidance for the full-year 2021:

	Full-Year 2021 GAAP Guidance		Full-Year 2021 Non-GAAP Guidance(1)
	Amount ($ millions)(2)	Year/Year Growth (%)	Amount ($ millions)(2)	Year/Year Growth (%)
Subscription revenues	$5,565 - $5,570	30%
Note: Includes foreign currency benefit of $91 million
Subscription billings			$6,379 - $6,384	28%
Note: Includes foreign currency benefit of $90 million Includes positive impact of billings duration of $18 million
				Margin (%)
Subscription gross profit				85%
Income from operations				25.0%
Free cash flow				31.5%

			Amount (millions)
Weighted-average shares used to compute diluted net income per share			202

(1)We report non-GAAP financial measures in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of non-GAAP measures, and the table entitled “Reconciliation of Non-GAAP Financial Guidance” for a reconciliation of GAAP to non-GAAP measures.
(2)GAAP subscription revenues and non-GAAP subscription billings for the future quarters included in our full-year 2021 guidance are based on September 2021 foreign exchange rates for entities reporting in currencies other than U.S. Dollars.

Conference Call Details

The conference call will begin at 2 p.m. Pacific Time (21:00 GMT) on October 27, 2021. Interested parties may listen to the call by dialing (888) 330‑2022 (Passcode: 8135305), or if outside North America, by dialing (646) 960‑0690 (Passcode: 8135305). Individuals may access the live teleconference from this webcast.

https://events.q4inc.com/attendee/597072383

An audio replay of the conference call and webcast will be available two hours after its completion and will be accessible for 30 days. To hear the replay, interested parties may go to the investor relations section of the ServiceNow website or dial (800) 770‑2030 (Passcode: 8135305), or if outside North America, by dialing (647) 362‑9199 (Passcode: 8135305).

Investor Presentation Details

An investor presentation providing additional information, including forward-looking guidance, and analysis can be found at http://investors.servicenow.com.

Upcoming Investor Conferences

ServiceNow will have executives present at four upcoming investor conferences.

These include:

•Chief Financial Officer Gina Mastantuono will deliver the ESG keynote at the 2021 RBC Capital Markets Technology, Internet, Media and Telecommunications Virtual Conference on Wednesday, November 17 at 9:30 a.m. PT.
•Chief Executive Officer Bill McDermott will deliver the keynote at the Credit Suisse 25th Annual Technology Conference on Tuesday, November 30 at 10:15 a.m. PT.
•Chief Financial Officer Gina Mastantuono will present at the UBS Global TMT Conference on Tuesday, December 7 at 10:00 a.m. PT.
•Senior Vice President of IT Workflow Products Pablo Stern will present at the Barclays Global Technology, Media and Telecommunications Conference on Wednesday, December 8 at 10:15 a.m. PT.

The live webcasts will be accessible on the investor relations section of the ServiceNow website at http://investors.servicenow.com and archived on the ServiceNow site for a period of 30 days.

Statement Regarding Use of Non-GAAP Financial Measures

We report the following non-GAAP financial measures in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.

•Adjusted revenues. We present revenues adjusted for constant currency to provide a framework for assessing how our business performed excluding the effect of foreign currency rate fluctuations. To present this information, current period results for entities reporting in currencies other than U.S. Dollars (“USD”) are converted into USD at the average exchange rates in effect during the comparison period (for Q3 2020, the average exchange rates in effect for our major currencies were 1 USD to 0.856 Euros and 1 USD to 0.775 British Pound Sterling (“GBP”), rather than the actual average exchange rates in effect during the current period (for Q3 2021, the average exchange rates in effect for our major currencies were 1 USD to 0.847 Euros and 1 USD to 0.724 GBP). We believe the presentation of revenues adjusted for constant currency facilitates the comparison of revenues year-over-year.

•Billings and Adjusted billings. We define subscription billings, professional services and other billings, and total billings as the applicable revenue plus the applicable change in deferred revenue, unbilled receivables and customer deposits as presented or derived from the statement of cash flows. We adjust billings for constant currency, as described above, and for constant duration by replacing the portion of multi-year billings in excess of twelve months during the current period with the portion of multi-year billings in excess of twelve months during the comparison period. We believe these adjustments facilitate greater comparability in our billings information year-over-year. We believe billings is one indicator of the performance of our business.

•Adjusted remaining performance obligations and current remaining performance obligations. We present cRPO and remaining performance obligations (“RPO”) and related growth rates adjusted for constant currency to provide a framework for assessing how our business performed. To present this information, current period results for entities reporting in currencies other than USD are converted into USD at the exchange rates in effect at the end of the comparison period (for Q3 2020, the end of the period exchange rates in effect for our major currencies were 1 USD to 0.852 Euros and 1 USD to 0.777 GBP), rather than the actual end of the period exchange rates in effect during the current period (for Q3 2021, the end of the period exchange rates in effect for our major currencies were 1 USD to 0.862 Euros and 1 USD to 0.745 GBP). We believe the presentation of cRPO and RPO and related growth rates adjusted for constant currency facilitates the comparison of cRPO and RPO year-over-year, respectively.

•Gross profit, Income from operations, Net income and Net income per share - diluted. Our non-GAAP presentation of gross profit, income from operations, and net income measures exclude certain non-cash or non-recurring items, including stock-based compensation expense, amortization of debt discount and issuance costs related to our convertible senior notes, loss on early note conversions, amortization of purchased intangibles, legal settlements, business combination and other related costs, and the related income tax effect of these adjustments. The non-GAAP weighted-average shares used to compute our non-GAAP net income per share - diluted excludes the dilutive effect of the in-the-money portion of convertible senior notes as they are covered by our note hedges, and includes the dilutive effect of time-based stock awards, the dilutive effect of warrants and the potentially dilutive effect of our stock awards with performance conditions not yet satisfied at forecasted attainment levels to the extent we believe it is probable that the performance condition will be met. We believe these adjustments provide useful supplemental information to investors and facilitates the analysis of our operating results and comparison of operating results across reporting periods.

•Free cash flow. Free cash flow is defined as net cash provided by (used in) operating activities plus cash paid for legal settlements, repayments of convertible senior notes attributable to debt discount and business combination and other related costs including compensation expense, reduced by purchases of property and equipment. Free cash flow margin is calculated as free cash flow as a percentage of total revenues. We believe information regarding free cash flow and free cash flow margin provides useful information to investors because it is an indicator of the strength and performance of our business operations.

Our presentation of non-GAAP financial measures may not be comparable to similar measures used by other companies. We encourage investors to carefully consider our results under GAAP, as well as our supplemental non-GAAP information and the reconciliation between these presentations, to more fully understand our business. Please see the tables included at the end of this release for the reconciliation of GAAP and non-GAAP results.

Use of Forward-Looking Statements

This release contains “forward-looking statements” regarding our performance, including but not limited to statements in the section entitled “Financial Outlook.” Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. If any such risks or uncertainties materialize or if any of the assumptions prove incorrect, our results could differ materially from the results expressed or implied by the forward-looking statements we make.

Factors that may cause actual results to differ materially from those in any forward-looking statements include: (i) the continued impact and duration of COVID-19 on our business, future financial performance and global economic conditions including the effectiveness, extent and duration of mitigation efforts such as “shelter in place”, availability of vaccinations and similar directives; (ii) our ability to compete successfully against existing and new competitors, (iii) our ability to comply with evolving privacy laws, data transfer restrictions, and other foreign and domestic standards related to data and the Internet, (iv) our ability to predict, prepare for and respond promptly to rapidly evolving technological, market and customer developments, (v) errors, interruptions, delays, or security breaches in or of our service or data centers, (vi) our ability to grow our business, including converting remaining performance obligations into revenue, adding and retaining customers, selling additional subscriptions to existing customers, selling to larger enterprises, government and regulated organizations with complex sales cycles and certification processes, and entering new geographies and markets, (vii) our ability to develop and gain customer acceptance of new and improved products and services, including those acquired through strategic transactions, and (viii) material changes in the value of foreign currencies relative to the U.S. Dollar. Additionally, these forward-looking statements involve risk, uncertainties and assumptions, including those related to the continued impacts of COVID-19 on our business, future financial performance and global economic conditions. Many of these assumptions relate to matters that are beyond our control and changing rapidly, including, but not limited to, the timeframes for and severity of social distancing and other mitigation requirements, the timing of headwinds from COVID-19, the continued impact of COVID-19 on new or existing customers’ purchasing decisions and the length of our sales cycles, renewal timing or billings terms, particularly for customers in certain industries highly affected by COVID-19. Significant variation from the assumptions underlying our forward-looking statements could cause our actual results to vary, and the impact could be significant.

Further information on these and other factors that could affect our financial results are included in our Form 10-K filed for the year ended December 31, 2020, our Form 10-Q that will be filed for the quarter ended September 30, 2021 and in other filings we make with the Securities and Exchange Commission from time to time.

We undertake no obligation, and do not intend, to update these forward-looking statements, to review or confirm analysts’ expectations, or to provide interim reports or updates on the progress of the current financial quarter.

About ServiceNow

ServiceNow (NYSE: NOW) is making the world of work, work better for people. Our cloud-based platform and solutions deliver digital workflows that create great experiences and unlock productivity for employees and the enterprise. For more information, visit: www.servicenow.com.

© 2021 ServiceNow, Inc. All rights reserved. ServiceNow, the ServiceNow logo, Now, and other ServiceNow marks are trademarks and/or registered trademarks of ServiceNow, Inc. in the United States and/or other countries. Other company names, product names, and logos may be trademarks of the respective companies with which they are associated.

Media Contact:
Sara Day
650.336.3123
press@servicenow.com

Investor Contact:
Darren Yip
925.388.7205
ir@servicenow.com

ServiceNow, Inc.
Condensed Consolidated Statements of Operations
(in millions, except per share data)
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30, 2021	September 30, 2020	September 30, 2021	September 30, 2020
Revenues:
Subscription	$1,427	$1,091	$4,050	$3,102
Professional services and other	85	61	232	167
Total revenues	1,512	1,152	4,282	3,269
Cost of revenues (1):
Subscription	264	189	740	521
Professional services and other	86	63	239	187
Total cost of revenues	350	252	979	708
Gross profit	1,162	900	3,303	2,561
Operating expenses (1):
Sales and marketing	579	454	1,660	1,321
Research and development	358	268	1,005	740
General and administrative	151	109	416	319
Total operating expenses	1,088	831	3,081	2,380
Income from operations	74	69	222	181
Interest expense	(7)	(8)	(21)	(25)
Other income, net	1	(35)	16	(20)
Income before income taxes	68	26	217	136
Provision for (benefit from) income taxes	5	13	13	34
Net income	$63	$13	$204	$102
Net income per share - basic	$0.32	$0.07	$1.03	$0.53
Net income per share - diluted	$0.31	$0.06	$1.00	$0.50
Weighted-average shares used to compute net income per share - basic	199	193	198	193
Weighted-average shares used to compute net income per share - diluted	203	202	203	203

(1)Includes stock-based compensation as follows:

	Three Months Ended		Nine Months Ended
	September 30, 2021	September 30, 2020	September 30, 2021	September 30, 2020
Cost of revenues:
Subscription	$33	$26	$95	$72
Professional services and other	15	13	43	38
Operating expenses:
Sales and marketing	101	79	293	228
Research and development	102	74	288	203
General and administrative	40	28	110	84

ServiceNow, Inc.
Condensed Consolidated Balance Sheets
(in millions)
(unaudited)

	September 30, 2021	December 31, 2020
Assets
Current assets:
Cash and cash equivalents	$1,400	$1,677
Short-term investments	1,631	1,415
Accounts receivable, net	776	1,009
Current portion of deferred commissions	268	229
Prepaid expenses and other current assets	213	192
Total current assets	4,288	4,522
Deferred commissions, less current portion	524	444
Long-term investments	1,384	1,468
Property and equipment, net	740	660
Operating lease right-of-use assets	606	454
Intangible assets, net	302	153
Goodwill	770	241
Deferred tax assets	694	673
Other assets	170	100
Total assets	$9,478	$8,715
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$64	$34
Accrued expenses and other current liabilities	604	668
Current portion of deferred revenue	2,949	2,963
Current portion of operating lease liabilities	82	72
Current debt, net	93	—
Total current liabilities	3,792	3,737
Deferred revenue, less current portion	53	45
Operating lease liabilities, less current portion	568	423
Long-term debt, net	1,484	1,640
Other long-term liabilities	47	36
Stockholders’ equity	3,534	2,834
Total liabilities and stockholders’ equity	$9,478	$8,715

ServiceNow, Inc.
Condensed Consolidated Statements of Cash Flows
(in millions)
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30, 2021	September 30, 2020	September 30, 2021	September 30, 2020
Cash flows from operating activities:
Net income	$63	$13	$204	$102
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	125	84	346	243
Amortization of deferred commissions	75	56	211	157
Stock-based compensation	291	220	828	625
Deferred income taxes	(5)	(3)	(21)	(6)
Repayments of convertible senior notes attributable to debt discount	(2)	(67)	(15)	(69)
Loss on extinguishment of 2022 Notes	—	41	3	42
Other	15	8	34	23
Changes in operating assets and liabilities, net of effect of business combinations:
Accounts receivable	(5)	10	219	210
Deferred commissions	(127)	(77)	(344)	(221)
Prepaid expenses and other assets	(21)	(10)	(78)	(42)
Accounts payable	(36)	(36)	39	2
Deferred revenue	(38)	(3)	47	66
Accrued expenses and other liabilities	(15)	5	(126)	(31)
Net cash provided by operating activities	320	241	1,347	1,101
Cash flows from investing activities:
Purchases of property and equipment	(94)	(91)	(292)	(285)
Business combinations, net of cash acquired	(40)	(25)	(778)	(108)
Purchases of investments	(630)	(1,121)	(1,769)	(2,229)
Sales and maturities of investments	556	533	1,579	1,299
Other	11	2	12	(7)
Net cash used in investing activities	(197)	(702)	(1,248)	(1,330)
Cash flows from financing activities:
Net proceeds from borrowings on 2030 Notes	—	1,482	—	1,482
Repayments of convertible senior notes attributable to principal	(6)	(1,553)	(59)	(1,569)
Net proceeds from unwind of 2022 Note Hedge	—	1,106	—	1,106
Proceeds from employee stock plans	70	51	165	142
Taxes paid related to net share settlement of equity awards	(142)	(122)	(457)	(361)
Net cash (used in) provided by financing activities	(78)	964	(351)	800
Foreign currency effect on cash, cash equivalents and restricted cash	(10)	8	(21)	3
Net change in cash, cash equivalents and restricted cash	35	511	(273)	574
Cash, cash equivalents and restricted cash at beginning of period	1,371	841	1,679	778
Cash, cash equivalents and restricted cash at end of period	$1,406	$1,352	$1,406	$1,352

ServiceNow, Inc.
GAAP to Non-GAAP Reconciliation
(in millions, except cRPO, RPO and per share data)
(unaudited)

	Three Months Ended			Nine Months Ended
	September 30, 2021	September 30, 2020	Growth Rates	September 30, 2021	September 30, 2020	Growth Rates
Subscription revenues:
GAAP subscription revenues	$1,427	$1,091	31%	$4,050	$3,102	31%
Effects of foreign currency rate fluctuations	(11)			(92)
Non-GAAP adjusted subscription revenues(1)	$1,416		30%	$3,957		28%

Professional services and other revenues:
GAAP professional services and other revenues	$85	$61	39%	$232	$167	39%
Effects of foreign currency rate fluctuations	(1)			(6)
Non-GAAP adjusted professional service and other revenues(1)	$84		38%	$226		35%

Total revenues:
GAAP total revenues	$1,512	$1,152	31%	$4,282	$3,269	31%
Effects of foreign currency rate fluctuations	(12)			(98)
Non-GAAP adjusted total revenues(1)	$1,500		30%	$4,184		28%

cRPO (in billions):
GAAP cRPO	$5.0	$3.8	32%	$5.0	$3.8	32%
Effects of foreign currency rate fluctuations	—			—
Non-GAAP adjusted cRPO(2)	$5.0		32%	$5.0		32%

RPO (in billions):
GAAP RPO	$9.7	$7.3	34%	$9.7	$7.3	34%
Effects of foreign currency rate fluctuations	—			—
Non-GAAP adjusted RPO(2)	$9.7		34%	$9.7		34%

Subscription billings:
GAAP subscription revenues	$1,427	$1,091	31%	$4,050	$3,102	31%
Change in subscription deferred revenue, unbilled receivables and customer deposits	(47)	(10)		24	53
Non-GAAP subscription billings	1,380	1,081	28%	4,074	3,155	29%
Effects of foreign currency rate fluctuations	(10)			(93)
Effects of fluctuations in billings duration	(5)			(25)
Non-GAAP adjusted subscription billings(3)	$1,365		26%	$3,956		25%

Professional services and other billings:
GAAP professional services and other revenues	$85	$61	39%	$232	$167	39%
Change in professional services and other deferred revenue	(1)	(2)		$11	$—
Non-GAAP professional services and other billings	84	59	42%	243	167	46%
Effects of foreign currency rate fluctuations	(1)			(6)
Non-GAAP adjusted professional services and other billings(3)	$83		41%	$237		42%

Total billings:
GAAP total revenues	$1,512	$1,152	31%	$4,282	$3,269	31%
Change in total deferred revenue, unbilled receivables and customer deposits	(47)	(12)		35	53
Non-GAAP total billings	1,465	1,140	29%	4,317	3,322	30%
Effects of foreign currency rate fluctuations	(10)			(99)
Effects of fluctuations in billings duration	(5)			(25)
Non-GAAP adjusted total billings(3)	$1,450		27%	$4,193		26%

Cost of revenues:
GAAP subscription cost of revenues	$264	$189		$740	$521
Stock-based compensation	(33)	(26)		(95)	(72)
Amortization of purchased intangibles	(17)	(9)		(43)	(28)
Non-GAAP subscription cost of revenues	$214	$154		$602	$421

GAAP professional services and other cost of revenues	$86	$63		$239	$187
Stock-based compensation	(15)	(13)		(43)	(38)
Non-GAAP professional services and other cost of revenues	$71	$50		$196	$149

Gross profit:
GAAP subscription gross profit	$1,163	$902		$3,310	$2,581
Stock-based compensation	33	26		95	72
Amortization of purchased intangibles	17	9		43	28
Non-GAAP subscription gross profit	$1,213	$937		$3,448	$2,681

GAAP professional services and other gross loss	$(1)	$(2)		$(7)	$(20)
Stock-based compensation	15	13		43	38
Non-GAAP professional services and other gross profit	$14	$11		$36	$18

GAAP gross profit	$1,162	$900		$3,303	$2,561
Stock-based compensation	48	39		138	110
Amortization of purchased intangibles	17	9		43	28
Non-GAAP gross profit	$1,227	$948		$3,484	$2,699

Gross margin:
GAAP subscription gross margin	81%	83%		82%	83%
Stock-based compensation as % of subscription revenues	2%	2%		2%	2%
Amortization of purchased intangibles as % of subscription revenues	1%	1%		1%	1%
Non-GAAP subscription gross margin	85%	86%		85%	86%

GAAP professional services and other gross margin	(1%)	(3%)		(3%)	(12%)
Stock-based compensation as % of professional services and other revenues	18%	21%		19%	23%
Non-GAAP professional services and other gross margin	17%	19%		16%	11%

GAAP gross margin	77%	78%		77%	78%
Stock-based compensation as % of total revenues	3%	3%		3%	3%
Amortization of purchased intangibles as % of total revenues	1%	1%		1%	1%
Non-GAAP gross margin	81%	82%		81%	83%

Operating expenses:
GAAP sales and marketing expenses	$579	$454		$1,660	$1,321
Stock-based compensation	(101)	(79)		(293)	(228)
Amortization of purchased intangibles	—	—		(1)	(1)
Non-GAAP sales and marketing expenses	$478	$375		$1,366	$1,092

GAAP research and development expenses	$358	$268		$1,005	$740
Stock-based compensation	(102)	(74)		(288)	(203)
Amortization of purchased intangibles	—	(1)		—	(2)
Business combination and other related costs	$(4)	$—		$(5)	$—
Non-GAAP research and development expenses	$252	$193		$712	$535

GAAP general and administrative expenses	$151	$109		$416	$319
Stock-based compensation	(40)	(28)		(110)	(84)
Amortization of purchased intangibles	(2)	—		(8)	(5)
Business combination and other related costs	(2)	—		(7)	(4)
Non-GAAP general and administrative expenses	$107	$81		$291	$226

GAAP total operating expenses	$1,088	$831		$3,081	$2,380
Stock-based compensation	(243)	(181)		(691)	(515)
Amortization of purchased intangibles	(2)	(1)		(9)	(7)
Business combination and other related costs	(7)	—		(13)	(4)
Non-GAAP total operating expenses	$836	$649		$2,368	$1,854

Income from operations:
GAAP income from operations	$74	$69		$222	$181
Stock-based compensation	291	220		829	625
Amortization of purchased intangibles	19	10		52	35
Business combination and other related costs	7	—		13	4
Non-GAAP income from operations	$391	$299		$1,116	$845

Operating margin:
GAAP operating margin	5%	6%		5%	6%
Stock-based compensation as % of total revenues	19%	19%		19%	19%
Amortization of purchased intangibles as % of total revenues	1%	1%		1%	1%
Business combination and other related costs as % of total revenues	1%	—%		1%	—%
Non-GAAP operating margin	26%	26%		26%	26%

Net income:
GAAP net income	$63	$13		$204	$102
Stock-based compensation	291	220		829	625
Amortization of purchased intangibles	19	10		52	35
Business combination and other related costs	7	—		13	4
Amortization of debt discount and issuance costs	2	5		6	22
Other	—	41		3	42
Income tax expense effects related to the above adjustments	(68)	(48)		(200)	(139)
Non-GAAP net income	$314	$241		$907	$691

Net income per share - basic and diluted:
GAAP net income per share - basic	$0.32	$0.07		$1.03	$0.53
GAAP net income per share - diluted	$0.31	$0.06		$1.00	$0.50
Non-GAAP net income per share - basic	$1.58	$1.24		$4.58	$3.57
Non-GAAP net income per share - diluted	$1.55	$1.21		$4.49	$3.46

GAAP weighted-average shares used to compute net income per share - basic	199	193		198	193

GAAP weighted-average shares used to compute net income per share - diluted	203	202		203	203
Effects of in-the-money portion of convertible senior notes(4)	—	(3)		(1)	(3)
Non-GAAP weighted-average shares used to compute net income per share - diluted	203	199		202	200

Free cash flow:
GAAP net cash provided by operating activities	$320	$241		$1,347	$1,101
Purchases of property and equipment	(94)	(91)		(292)	(285)
Repayments of convertible senior notes attributable to debt discount	2	66		15	68
Business combination and other related costs	—	—		53	—
Non-GAAP free cash flow	$228	$216		$1,123	$884

Free cash flow margin:
GAAP net cash provided by operating activities as % of total revenues	21%	21%		31%	34%
Purchases of property and equipment as % of total revenues	(6%)	(8%)		(7%)	(9%)
Repayments of convertible senior notes attributable to debt discount as % of total revenues	—%	6%		—%	2%
Business combination and other related costs as % of total revenues	0%	—%		1%	—%
Non-GAAP free cash flow margin	15%	19%		26%	27%

(1)Adjusted revenues and the corresponding growth rates are derived by applying the average exchange rates in effect during the comparison period rather than the actual average exchange rates in effect during the current period.
(2)Adjusted cRPO and adjusted RPO and the corresponding growth rates are derived by applying the end of period exchange rates in effect during the comparison period rather than the actual end of period exchange rates in effect during the current period.
(3)Adjusted billings and the corresponding growth rates are derived by applying the average exchange rates in effect during the comparison period rather than the actual average exchange rates in effect during the current period, and by replacing the portion of multi-year billings in excess of twelve months during the current period with the portion of multi-year billings in excess of twelve months during the comparison period
(4)Effects of dilutive time-based stock awards, in-the-money portion of convertible senior notes and warrants are included in the GAAP weighted-average diluted shares in periods where we have GAAP net income. We exclude the in-the-money portion of convertible senior notes for non-GAAP weighted-average diluted shares as they are covered by our note hedges. We include stock awards with performance conditions not yet satisfied for non-GAAP weighted average diluted shares at forecasted attainment levels to the extent we believe it is probable that the performance condition will be met.

Note: Numbers are rounded for presentation purposes and may not foot.

ServiceNow, Inc.
Reconciliation of Non-GAAP Financial Guidance

The financial guidance provided below is an estimate based on information available as of September 30, 2021. The company’s future performance and financial results are subject to risks and uncertainties, and actual results could differ materially from the guidance set forth below. Some of the factors that could affect the company’s financial results are stated above in this press release. Further information on these and other factors that could affect our financial results are included in our Form 10-K for the year ended December 31, 2020 and in other filings we make with the Securities and Exchange Commission from time to time, including our Form 10-Q that will be filed for the three months ended September 30, 2021. The company assumes no obligation to update any forward-looking statements or information, which speak as of their respective dates.

	Three Months Ended
	December 31, 2021	December 31, 2020	Growth Rates

GAAP subscription revenues(1)	$1,515 - $1,520 million	$1,184 million	28%
Note: Includes negative impact of foreign currency of $1 million

GAAP subscription revenues(1)	$1,515 - $1,520 million	$1,184 million	28%

Change in subscription deferred revenue, unbilled receivables and customer deposits	$790 million	$643 million

Non-GAAP subscription billings(1)	$2,305 - $2,310 million	$1,828 million	26%
Note: Includes negative impact of foreign currency of $2 million Includes negative impact of billings duration of $7 million

cRPO Year-over-year growth	27%
Note: Includes negative impact of foreign currency of 150 bps

GAAP operating margin	2%

Stock-based compensation expense as % of total revenues	18%

Amortization of purchased intangibles as % of total revenues	1%

Business combination and other related costs as % of total revenues	0%

Non-GAAP operating margin	22%

GAAP weighted-average shares used to compute net income per share - diluted	203 million

Effects of in-the-money portion of convertible senior notes(2)	(1) million

Non-GAAP weighted-average shares used to compute net income per share - diluted	203 million

	Twelve Months Ended
	December 31, 2021	December 31, 2020	Growth Rates

GAAP subscription revenues(1)	$5,565 - $5,570 million	$4,286 million	30%
Note: Includes foreign currency benefit of $91 million

GAAP subscription revenues(1)	$5,565 - $5,570 million	$4,286 million	30%

Change in subscription deferred revenue, unbilled receivables and customer deposits	$814 million	$696 million

Non-GAAP subscription billings(1)	$6,379 - $6,384 million	$4,982 million	28%

Note: Includes foreign currency benefit of $90 million Includes positive impact of billings duration of $18 million

GAAP subscription gross margin	82%

Stock-based compensation expense as % of subscription revenues	2%

Amortization of purchased intangibles as % of subscription revenues	1%

Non-GAAP subscription margin	85%

GAAP operating margin	4%

Stock-based compensation expense as % of total revenues	19%

Amortization of purchased intangibles as % of total revenues	1%

Business combination and other related costs as % of total revenues	0%

Non-GAAP operating margin	25.0%

GAAP net cash provided by operating activities as % of total revenues	37%

Purchases of property and equipment as % of total revenues	(7%)

Repayments of convertible senior notes attributable to debt discount as % of total revenues	0%

Business combination and other related costs as % of total revenues	1%

Non-GAAP free cash flow margin	31.5%

GAAP weighted-average shares used to compute net income per share - diluted	202 million

Effects of in-the-money portion of convertible senior notes(2)	(1) million

Non-GAAP weighted-average shares used to compute net income per share - diluted	202 million

(1)Guidance for GAAP subscription revenues and non-GAAP subscription billings is based on September 2021 foreign exchange rates for entities reporting in currencies other than U.S. Dollars.
(2)We exclude the in-the-money portion of convertible senior notes for non-GAAP weighted-average diluted shares as they are covered by our note hedges.